Exhibit 99.2

motorsport GAMES

Q1 2022 Results

May 16, 2022

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' 2021 Form 10-K and 1st Quarter 2022 Form 10-Q filed with the SEC and Q1 2022 earnings release for more complete information on the Company's results of operation, cash flows, financial condition and liquidity.


NASCAR HEAT 2
NASCAR HEAT EVOLUTION
NASCAR HEAT 3
NASCAR HEAT 4
NASCAR HEAT MOBILE
NASCAR HEAT 5
KARTKRAFT
NASCAR 21 IGNITION
NASCAR HEAT
LE MANS
BTCC



Company Highlights

- At the center of large, fast-growing motorsport, gaming and esports categories
- Strategic, long-term partnerships with iconic racing brands
- Leveraging exclusive partnerships for multiple products and revenue streams
- Pole position in virtual racing esports
- Integrating acquired technologies and processes into our scalable internal development platform

motorsport GAMES

motorsport GAMES

Q1 2022 Highlights

Financial Highlights

- Q1 Revenues of $3.3M
- Net loss was $16.0M (including non-cash $9.3M of impairment)
- Adjusted EBITDA loss was $5.6M*


Revenue
$3.3M
$2.5M
Q1'22
Q1'21
Adjusted EBITDA*
($5.6M)
($2.8M)
Q1'22
Q1'21
Net Loss
$16.0M
$14.1M
Q1'22
Q1'21
EPS
($1.30)
($1.30)
Q1'22
Q1'21

Key Highlights

- Released KartKraft for PC on January 26, 2022 full-release
- Released rFactor 2 User Interface update for PC on January 27, 2022
- Delivered the final installment of 24 Hours of Le Mans Virtual Series on January 15-16, 2022
- Held inaugural INDYCAR Esports Pro-Challenge event on February 9, 2022

*Adjusted EBITDA is a non-GAAP financial measure. See definition of Adjusted EBITDA and its reconciliation to net loss presented later in this deck.

Executing Against Our Key Initiatives

Games	• Released KartKraft for PC January 26, 2022 full-release • Released rFactor 2 UI/UX update on January 27, 2022 • Released Next Gen car for NASCAR 21: Ignition on February 17, 2022
Esports & Entertainment	• Delivered final installment of the 24 Hours of Le Mans Virtual Series on January 15-16, 2022. The series was followed by an estimated 81 million fans • Held inaugural INDYCAR Esports Pro-Challenge on February 9, 2022
Community	• Over 480 content pieces created in Q1 2022 attracting more than 3 million pageviews • More than 3.5 million video views and 50 million social impressions in Q1 2022
Proprietary MSGM Technology Platform	• Global development team increased to 159 (134 FTE + 25 contractors) • Advancing our Motorsport Games engine by combining the best technology from KartKraft and rFactor 2 and optimizing it for Unreal Engine

Q1 2022 Highlights

Le Mans Virtual Series Grand Finale. We held the 2-day grand finale esports event for the 5-round 2021/22 Le Mans Virtual Series in January 2022, bringing together 50 cars with 200 drivers from 39 different countries. The series was followed by more than 81 million fans across live tv, digital streaming and social media platforms.

Official KartKraft Launch in January 2022. We officially launched our first KartKraft racing game in January 2022 after acquiring the game IP, assets and code from original developer, Black Delta, in March 2021.

rFACTOR 2 User Interface Refresh and Content Updates. We released a new, easier to navigate UI for rFactor 2 in January 2022. Additionally, we began releasing a regular cadence of quarterly content updates to provide players with the most robust product offering for their virtual racing needs. We expect the updates to revamp and improve both our rFactor 2 platform and user experience.

INDYCAR 2022 Esports Pro-Challenge. We held the inaugural 2022 INDYCAR Pro-challenge in February 2022, featuring current NTT INDYCAR SERIES drivers, including reigning champion Alex Palou, 4-time Indianapolis 500 champion Helio Castroneves and 2-time series champion Josef Newgarden, making it the first official INDYCAR-branded esports event since we entered into the long-term license in July 2021 to produce INDYCAR virtual racing series.

rFACTOR 2 Racing Simulation Platform Selected To Power Next-Level Formula 1 Competitive Socializing Experience. Adam Breeden, the pioneer of competitive socializing in the U.K., has formed Kindred Concepts to create an immersive, state of the art F1® racing simulation experience, gamified for a mass audience. The experience will leverage our rFactor 2 technology as the racing simulation platform for this groundbreaking concept.

rFACTOR 2 Became the Official SIM Racing Platform of Formula E. We implemented Formula E content, including its drivers and teams, into rFactor 2. rFactor 2 features every season of Formula E since 2018 and enables racing on many high-fidelity circuits within the series. The Formula E content pack was updated in March 2022 and is available to purchase for all users of rFactor 2. In addition, Formula E launched its Accelerate esports series powered by rFactor 2's in-game competitions platform, and rFactor 2 will power the Formula E Gaming Arena at future races and events allowing players to experience the thrill of the ABB FIA Formula E World Championship in venues all around the world.

Q1 2022 Results

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

	Three Months Ended	
	2022	2021
Revenues	$ 3,321,789	$ 2,474,132
Cost of revenues	2,013,806	781,808
Gross profit	1,307,983	1,692,324
Operating expenses:		
Sales and marketing	1,688,449	1,024,218
Development	2,404,338	1,250,362
General and administrative	3,423,153	14,764,038
Impairment of goodwill	4,788,268	-
Impairment of intangible assets	4,491,054	-
Depreciation and amortization	116,071	30,775
Total operating expenses	16,911,333	17,069,393
Loss from operations	(15,603,350)	(15,377,069)
Interest expense	(201,596)	(119,539)
Gain attributable to equity method investment	-	1,370,837
Other income, net	(162,099)	40,347
Net loss	(15,967,045)	(14,085,424)
Less: Net loss attributable to non-controlling interest	(829,428)	(273,450)
Net loss attributable to Motorsport Games Inc.	$ (15,137,617)	$ (13,811,974)
Net loss attributable to Class A common stock per share:		
Basic and diluted	$ (1.30)	$ (1.30)
Weighted-average shares of Class A common stock outstanding:		
Basic and diluted	11,668,160	10,637,065

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Net Loss	$ (15,967,045)	$ (14,085,424)
Interest expense, net	201,596	119,539
Depreciation and Amortization	577,514	136,600
EBITDA	(15,187,935)	(13,829,285)
IPO-related expenses	-	2,947,192
Acquisition-related expenses	1,250	330,479
Impairment of goodwill and intangible assets	9,279,322	-
Gain attributable to equity method investment	-	(1,370,837)
Stock-based compensation	353,030	9,076,916
Adjusted EBITDA	$ (5,554,333)	$ (2,845,535)

Liquidity

- As of 3/31/22, the Company had $12.4 million of available cash on hand and no long-term debt.
- The Company's Q1 2022 Form 10-Q indicates there is substantial doubt about the Company's ability to continue as a going concern based on the available cash on hand to fund operations over the next 12 months. The Company is currently evaluating new sources of funding.
- The Company is working diligently to analyze all aspects of its business to achieve cost reductions and free up funds to bolster its near-term liquidity.
- The Company amended its agreement with Luminis International BV to reduce April 2022 post-closing payment in connection with the Studio397 acquisition to $1 million, deferring the remaining $2.2 million obligation for 90 days.
- Additionally, the Company is currently discussing funding options, including debt and equity financing.

Leveraging Our IP and Growing Our Portfolio


NASCAR
HEAT 2


NASCAR
HEAT
EVOLUTION


$50 NASCAR TICKET INSIDE
NASCAR
HEAT 3


NASCAR
HEAT 4


NASCAR
HEAT
MOBILE


NASCAR
HEAT 5
ULTIMATE EDITION


NASCAR 21
IGNITION


KARTKRAFT




NASCAR
HEAT
ULTIMATE EDITION


LE MANS


motorsport GAMES
NTT INDYCAR SERIES
EXPECTED RELEASE
2023


BTCC
BRITISH TOURING CAR CHAMPIONSHIP

LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022 and our other SEC filings during 2022.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this presentation that are not statements or information of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) the Company's future business, future results of operations and/or financial condition; (ii) the expected future impact of new or planned products or offerings and the timing of launching such products and offerings, including, without limitation, (A) the Company's expectations that its rFactor 2 updates will revamp and improve both its rFactor 2 platform and user experience; (B) the Company's expectations that the contemplated Kindred Concepts F1® racing simulation experience will leverage the Company's rFactor 2 technology as the racing simulation platform; and (C) the Company's expectations that rFactor 2 will power the Formula E Gaming Arena at future races and events and allow players to experience the thrill of the ABB FIA Formula E World Championship in venues all around the world; (iii) the expected future impact of implementing management strategies and the impact of other industry trends; and (iv) the Company's liquidity and capital requirements, including, without limitation, its ability to continue as a going concern, its belief that existing cash on hand will not be sufficient to fund operations for at least the next 12 months, its belief that it will be necessary to secure additional funds to continue existing business operations and to fund obligations, including, without limitation, the Company's expectation to supplement its liquidity through additional debt and/or equity financing, cash generated by cost control initiatives, and/or additional changes to the Company's product roadmap to reduce working capital requirements, as well as statements regarding its cash flows and anticipated uses of cash. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of the Company's new game titles, the Company's experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs and, in addition to the factors set forth in (ii) through (iv) below, the Company's continuing financial condition and ability to obtain additional capital to meet its financial obligations, such as the going concern qualification on the Company's annual audited financial statements posing difficulties in obtaining new financing on terms acceptable to the Company, or at all; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new product launches, such as due to difficulties or delays in using its product development personnel in Russia due to the Russia invasion of Ukraine and the related sanctions and/or more restrictive sanctions rendering transacting in the region more difficult or costly and/or difficulties and/or delays arising out of any resurgence of the ongoing and prolonged COVID-19 pandemic; (iii) less than expected benefits from implementing the Company's management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment (such as the impact on consumer discretionary spending as a result of significant increases in energy and gas prices which have been increasing since early in 2020), a higher interest rate environment, tax increases impacting consumer discretionary spending and or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending, or adverse developments relating to the Russia invasion of Ukraine; and/or (iv) difficulties and/or delays in resolving the Company's liquidity position, and other unanticipated difficulties in resolving the Company's continuing financial condition and ability to obtain additional capital to meet its liquidity needs, including, without limitation, difficulties in securing funding that is on commercially acceptable terms to Motorsport Games or at all, such as the Company's inability to complete in whole or in part any potential debt and/or equity financing transactions, as well as any ability to achieve cost reductions. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) delays and higher than anticipated expenses related to the ongoing and prolonged COVID-19 pandemic, any resurgence of COVID-19 and the Russia invasion of Ukraine; (ii) the Company's ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (iii) the Company's ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iv) unanticipated operating costs, transaction costs and actual or contingent liabilities; (v) the ability to attract and retain qualified employees and key personnel; (vi) adverse effects of increased competition; (vii) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (viii) the Company's ability to protect its intellectual property; and/or (ix) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q filed with the SEC during 2022, as well as in its subsequent filings with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.

LEGAL DISCLOSURES

Non-GAAP Financial Measures

Adjusted EBITDA (the "Non-GAAP Measure") is not a financial measure defined by U.S. generally accepted accounting principles ("U.S. GAAP"). See the reconciliations of the Non-GAAP Measure to its most directly comparable U.S. GAAP measure in the Reconciliation of Non-GAAP Financial Measures slide.

Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is net (loss) plus interest (income) expense, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) IPO-related expenses; (ii) acquisition related expenses; (iii) gain attributable to equity method investment resulting from the acquisition of additional equity interest in Le Mans Esports Series Ltd; (iv) stock-based compensation expenses; (v) impairment of goodwill and intangible assets, and (vi) other charges or gains resulting from non-recurring events, if any.

We use the Non-GAAP Measure to manage our business and evaluate our financial performance, as Adjusted EBITDA eliminates items that affect comparability between periods that we believe are not representative of our core ongoing operating business. Additionally, management believes that using the Non-GAAP Measure is useful to our investors because it enhances investors' understanding and assessment of the Company's normalized operating performance and facilitates comparisons to prior periods and our competitors' results (who may define Adjusted EBITDA differently).

The Non-GAAP Measure is not a recognized term under U.S. GAAP and does not purport to be an alternative to revenue, income/loss from operations, net (loss) income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measure is not intended to be a measure of free cash flows available for management's discretionary use, as it does not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measure has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, our measures may not be comparable to other similarly titled measures of other companies. Reconciliations of the Non-GAAP Measure to net loss, its most directly comparable financial measure, calculated and presented in accordance with U.S. GAAP, are presented in the tables within this presentation.